VOYA MUTUAL FUNDS

Voya International Core Fund

(“Fund”)

Supplement dated November 28, 2016

to the Fund’s Class I and Class W Prospectus

dated February 29, 2016 and

to the Fund’s Class I and Class W Summary Prospectus

dated February 29, 2016

(each a “Prospectus” and collectively “Prospectuses”)

On November 17, 2016 the Fund’s Board of Trustees (“Board”) approved the removal of Wellington Management Company LLP (“Wellington Management”) as a sub-adviser to the Fund, and the addition of PanAgora Asset Management, Inc. (“PanAgora”) and Voya Investment Management Co. LLC (“Voya IM”) as sub-advisers to the Fund, with related changes to the Fund’s name, principal investment strategies, and expense structure, effective on or about January 20, 2017. Currently, Wellington Management manages all of the Fund’s assets. From the beginning of business on January 9, 2017 through the close of business on January 20, 2017, the Fund will be in a “transition period” during which time a transition manager will sell the assets currently managed by Wellington Management. The transition manager may hold a large portion of the Fund’s assets in temporary investments. During this time, the Fund may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sale and purchase of securities during the transition period are expected to result in buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions will also result in transactional costs, which are ultimately borne by shareholders. Effective on or about January 20, 2017, PanAgora and Voya IM will begin managing the Fund’s assets.

Effective on or about January 20, 2017, the Fund’s Prospectuses are hereby revised as follows:

1.	All references to “Voya International Core Fund” are hereby deleted and replaced with “Voya Multi-Manager International Factors Fund.”

2.	The table and accompanying footnotes in the subsection entitled “Fees and Expenses of the Fund – Annual Fund Operating Expenses” of the Fund’s Prospectuses is hereby deleted and replaced with the following:

Annual Fund Operating Expenses1

Expenses you pay each year as a % of the value of your investment

Class		I	W
Management Fees	%	0.65	0.65
Distribution and/or Shareholder Service (12b-1) Fees	%	None	None
Other Expenses	%	0.24	0.61
Acquired Fund Fees and Expenses	%	0.01	0.01
Total Annual Fund Operating Expenses[2]	%	0.90	1.27
Waivers and Reimbursements[3]	%	(0.14)	(0.51)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	0.76	0.76
1	Expense information has been restated to reflect current contractual rates.
2	Total Annual Fund Operating Expenses may be higher than the Fund’s ratio of expenses to average net assets shown in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.75% and 0.75% for Class I and Class W shares, respectively, through March 1, 2018. The limitations do not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. Termination or modification of these obligations requires approval by the Fund’s board.

3.	The table in the subsection entitled “Fees and Expenses of the Fund – Expense Examples” of the Fund’s Prospectuses is hereby deleted and replaced with the following:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	Sold or Held	$78	273	485	1,095
W	Sold or Held	$78	352	648	1,489

4.	The subsection entitled “Fees and Expenses of the Fund – Portfolio Turnover” of the Fund’s Prospectuses is hereby deleted and replaced with the following:

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.

On or about January 20, 2017, PanAgora Asset Management, Inc. (“PanAgora”) and Voya Investment Management Co. LLC (“Voya IM) will be added as sub-advisers to the Fund and Wellington Management Company LLP (“Wellington Management”) will be removed as a sub-adviser to the Fund. Currently, Wellington Management manages all of the Fund’s assets. During the period from the beginning of business on January 9, 2017 through the close of business on January 20, 2017, the Fund will be in a transition period during which time a transition manager will sell a portion of the assets currently managed by Wellington Management which will result in buy and sell transactions.

These transactions could result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions will result in transaction costs which will be borne by the shareholders.

5.	The section entitled “Principal Investment Strategies” of the Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of companies located in a number of different countries other than the United States. The Fund may invest in securities of companies from emerging market countries. The Fund may also invest in depositary receipts, warrants and rights, of foreign issuers. The Fund may invest up to 15% of its assets in real estate-related securities including real estate investment trusts.

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The Fund may use derivatives, including futures, options, swaps, and forward foreign currency exchange contracts, typically for hedging purposes to reduce risk, such as interest rate risk, currency risk, and price risk, as a substitute for the sale or purchase of securities, and for the purpose of maintaining equity market exposure on its cash balance.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

PanAgora Asset Management, Inc. (“PanAgora”), and Voya Investment Management Co. LLC (“Voya IM”) (each a “Sub-Adviser” and collectively “Sub-Advisers”) provide the day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. The Fund’s investment adviser will determine the amount of Fund assets allocated to each Sub-Adviser.

Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.

PanAgora Asset Management, Inc.

To manage its portion of the Fund’s assets, PanAgora employs a strategy which seeks to achieve the Fund’s investment objective by using a proprietary Dynamic Equity alpha model that integrates a variety of measures, including issuer-specific, sector-specific and region-specific factors. The strategy seeks to identify and exploit investment opportunities resulting from investors’ under/over reactions to market information and market inefficiencies.

PanAgora, using its proprietary Dynamic Equity investment process, constructs a forecasting model for every security in PanAgora’s defined investment universe, contingent on each security’s distinct characteristics. The model uses a broad array of factors that PanAgora believes are predictive of security returns including, but not limited to, value, momentum, and quality factors. The Dynamic Equity model then combines the return forecasts with information from a proprietary risk model to seek to derive PanAgora’s optimal constrained portfolio. PanAgora seeks to buy securities for the Fund with high forecasted returns, based on PanAgora’s proprietary forecasting model. Size limitations are placed on portfolio positions by PanAgora for risk management purposes.

Voya Investment Management Co. LLC

To manage its portion of the Fund’s assets, Voya IM employs a “passive management” approach designed to track the performance of the FTSE Developed ex US Select Factor Index (“Index”). The Index is designed to capture explicit exposure to a broad set of five factors contributing to developed equity market performance outside of the United States. These five factors include Momentum, Quality, Size, Value and Volatility. The Index is part of the FTSE Global Factor Index Series, and has also been designed to minimize trading costs through a narrowing of index constituents while still maintaining strong factor exposure. As a result of the five factor selection process, the Index may be focused in one or more industries, which may change from time to time. As of September 2016, a portion of the Index was focused in the industrials sector.

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The Fund’s portfolio may not always hold all of the same securities as the Index. Voya IM may also invest in exchange-traded funds, stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Fund’s cash position. Although Voya IM attempts to track, as closely as possible, the performance of the Index, the Fund’s portfolio does not always perform exactly like the Index. Unlike the Index, the Fund has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index.

6.	The section entitled “Principal Risks” of the Fund’s Prospectuses is hereby revised to add the following risks:

Focused Investing: To the extent that the Fund’s index is substantially composed of securities in a particular industry, sector, market segment, or geographic area, the Fund will allocate its investments to approximately the same extent as the index. As a result, the Fund may be subject to greater market fluctuation than a fund that is more broadly invested. Economic conditions, political or regulatory conditions, or natural or other disasters affecting the particular industry, sector, market segment, or geographic area in which the Fund focuses its investments will have a greater effect on the Fund, and if securities of a particular industry, sector, market segment, or geographic area as a group fall out of favor the Fund could underperform, or be more volatile than, funds that have greater diversification.

Index Strategy: The index selected may underperform the overall market. To the extent the Fund seeks to track the index’s performance, the Fund will not use defensive strategies or attempt to reduce its exposure to poor performing securities in the index. To the extent the Fund’s investments track its target index, such Fund may underperform other funds that invest more broadly. The correlation between the Fund’s performance and index performance may be affected by the Fund’s expenses and the timing of purchases and redemptions of the Fund’s shares. In addition, the Fund’s actual holdings might not match the index and the Fund’s effective exposure to index securities at any given time may not precisely correlate.

Investment Model: A manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. Funds that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance. There is no guarantee that the use of these investment models will result in effective investment decisions for the Fund.

7.	The section entitled “Portfolio Management” of the summary section of the Fund’s Prospectuses is hereby deleted and replaced with the following:

From the beginning of business on January 9, 2017 through the close of business on January 20, 2017, a portion of the Fund’s assets will be managed by a transition manager in preparation for the removal of Wellington Management Company LLP as a sub-adviser to the Fund and the addition of PanAgora Asset Management, Inc. and Voya Investment Management Co. LLC as sub-advisers to the Fund. Effective on or about

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January 20, 2017, the following serve as adviser, sub-adviser, and portfolio managers to the Fund.

PORTFOLIO MANAGEMENT

Investment Adviser

Voya Investments, LLC

Sub-Adviser
PanAgora Asset Management, Inc.
Portfolio Managers
Jamie Lee, Ph.D.	Oleg Nusinzon, CFA
Portfolio Manager (since 01/17)	Portfolio Manager (since 01/17)

Sub-Adviser
Voya Investment Management Co. LLC
Portfolio Managers
Steve Wetter	Kai Yee Wong
Portfolio Manager (since 01/17)	Portfolio Manager (since 01/17)

8.	The line item in the table in the subsection entitled “Management of the Funds – Management Fee” is hereby deleted in its entirety and replaced with the following:

Management Fees
Voya Multi-Manager International Factors Fund[2]	0.65%
2	Effective January 20, 2017, the Adviser receives an annual management fee equal to 0.65% of the Fund’s average daily net assets. Prior to January 20, 2017, the Adviser received an annual management fee equal to 0.85% of the Fund’s average daily net assets.

9.	The subsection entitled “Management of the Funds – Voya International Core Fund” of the Fund’s Prospectus is hereby deleted and replaced with the following:

Voya Multi-Manager International Factors Fund

The Multi-Manager Approach

PanAgora Asset Management, Inc. and Voya Investment Management Co. LLC are the sub-advisers of Voya Multi-Manager International Factors Fund. Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser may change the allocation of the Fund’s assets between the sub-advisers as it determines necessary to pursue the Fund’s investment objective.

The Adviser will determine what it believes to be the optimal allocation of the assets under management between the four sub-advisers. Subsequent inflows and outflows will be allocated between the sub-advisers to maintain this allocation.

PanAgora Asset Management, Inc.

PanAgora Asset Management, Inc. (“PanAgora” or “Sub-Adviser”), a Delaware corporation, is a registered investment adviser located at 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02210 and was founded in 1985. As of September 30, 2016, PanAgora had assets under management of approximately $42.2 billion.

The following individuals are jointly responsible for the day-to-day management of Voya Multi-Manager International Factors Fund’s assets allocated to PanAgora.

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Jaime Lee, Ph.D., Portfolio Manager, and Director of PanAgora, leads PanAgora’s Dynamic Equity Management Team. Dr. Lee joined PanAgora in November of 2015. Prior to joining PanAgora, Dr. Lee was with BlackRock, Inc. since 2007 where she was a Portfolio Manager and Managing Director of the Scientific Active Equity team at BlackRock, Inc.

Oleg Nusinzon, CFA, Portfolio Manager, and Director of Panagora’s Dynamic Equity Management Team, joined PanAgora in November of 2009. Prior to joining PanAgora, Mr. Nusinzon worked as a Quantitative Research Analyst at Fidelity Management and Research Co.

Voya Investment Management Co. LLC

Voya Investment Management Co. LLC (“Voya IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM’s principal office is located at 230 Park Avenue, New York, New York 10169. As of September 30, 2016, Voya IM managed approximately $86.1 billion in assets.

The following individuals are jointly responsible for the day-to-day management of Voya Multi-Manager International Factors Fund’s assets allocated to Voya IM.

Steve Wetter, Portfolio Manager, is responsible for portfolio management of quantitative and index equity investments. Mr. Wetter joined Voya IM in April 2012 and prior to that he was a portfolio manager and trader at Mellon Asset Management (2007 – 2009), and Northern Trust (2003 – 2007).

Kai Yee Wong, Portfolio Manager, is responsible for the Voya quantitative and index equity investment strategies. Prior to joining Voya IM in 2012, Ms. Wong worked as a senior equity portfolio manager at Northern Trust, responsible for managing various global indices including developed, emerging, real estate, Topix, and socially responsible benchmarks (2003 – 2009).

Historical sub-adviser/name and strategies information:
Effective Date	Fund Name	Sub-Adviser
01/20/17	Voya Multi-Manager International Factors Fund	Wellington Management Company LLP was removed as a sub-adviser and PanAngora Asset Management, Inc. and Voya Investment Management Co. LLC were added as sub-advisers*
11/22/13	No change	Thornburg Investment Management, Inc. was removed
Since inception	ING International Core Fund	Thornburg Investment Management, Inc. and Wellington Management Company LLP*

*The Sub-Adviser change resulted in a corresponding change to the Fund’s name and principal investment strategies. Performance prior to the effective date is attributable to the previous Sub-Adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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VOYA MUTUAL FUNDS

Voya International Core Fund

(“Fund”)

Supplement dated November 28, 2016

to the Fund’s Class I and Class W

Statement of Additional Information (“SAI”)

dated February 29, 2016

On November 17, 2016 the Fund’s Board of Trustees (“Board”) approved the removal of Wellington Management Company LLP (“Wellington Management”) as a sub-adviser to the Fund, and the addition of PanAgora Asset Management, Inc. (“PanAgora”) and Voya Investment Management Co. LLC (“Voya IM”) as sub-advisers to the Fund, with related changes to the Fund’s name, principal investment strategies, and expense structure, effective on or about January 20, 2017. Currently, Wellington Management manages all of the Fund’s assets. From the beginning of business on January 9, 2017 through the close of business on January 20, 2017, the Fund will be in a “transition period” during which time a transition manager will sell the assets currently managed by Wellington Management. The transition manager may hold a large portion of the Fund’s assets in temporary investments. During this time, the Fund may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sale and purchase of securities during the transition period are expected to result in buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions will also result in transactional costs, which are ultimately borne by shareholders. Effective on or about January 20, 2017, PanAgora and Voya IM will begin managing the Fund’s assets.

Effective on or about January 20, 2017, the Fund’s SAI is hereby revised as follows:

1.	All references to “Voya International Core Fund” are hereby deleted and replaced with “Voya Multi-Manager International Factors Fund.”

2.	The information with regards to Voya International Core Fund in the table in the subsection entitled “History of the Trust – Fund Name Changes During the Past Ten Years” of the Fund’s SAI is hereby deleted and replaced with the following:

Fund	Former Names	Date of Change
Voya Multi-Manager International Factors Fund	Voya International Core Fund	January 20, 2017
	ING International Core Fund	May 1, 2014

3.	The line item in the table in the subsection entitled “Adviser – Management Fees” is hereby deleted in its entirety and replaced with the following:

Fund	Annual Management Fee Effective May 1, 2015
Voya Multi-Manager International Factors Fund	0.85% of the Fund’s average daily net assets. Effective January 20, 2017 0.65% of the Fund’s average daily net assets.

4.	The line item with respect to Voya International Core Fund in the table in the section entitled “Sub-Adviser – Sub-Advisory Fees” is hereby deleted in its entirety and replaced with the following:

Fund	Sub-Adviser	Annual Sub-Advisory Fee
Voya Multi-Manager International Factors Fund	PanAgora Asset Management, Inc. (“PanAgora”)	For information on the Fund’s annual sub-advisory fee rate, please see the paragraph immediately following this table.
Voya Investment Management Co. LLC (“Voya IM”)

5.	The following paragraph is added in the section entitled “Sub-Adviser – Aggregation”:

Because PanAgora and Voya IM were named as Sub-Advisers to the Fund effective January 20, 2017, no aggregate sub-advisory fee was paid to PanAgora and Voya IM by the Adviser as of the fiscal year ended October 31, 2016. For the fiscal year ended October 31, 2015 the Adviser paid $1,435,178.20 in sub-advisory fees.

6.	The subsection entitled “Portfolio Managers – Voya International Core Fund” of the Fund’s SAI is hereby deleted in its entirety and replaced with the following:

Voya Multi-Manager International Factors Fund

Sub-Advised by PanAgora and Voya IM

PanAgora

Other Accounts Managed

The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of October 31, 2016:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jamie Lee	3	$721,873,354	46[1]	$8,407,494,769	64[2]	$13,014,186,398
Oleg Nusinzon	2	$445,616,218	42[1]	$6,119,558,410	45[3]	$11,695,389,588
1	Three of these accounts with total assets of $527,231,321 have performance-based advisory fees.
2	Twenty-five of these accounts with total assets of $3,817,276,519 have performance-based advisory fees.
3	Nine of these accounts with total assets of $2,621,107,952 have performance-based advisory fees.

Potential Material Conflicts of Interest

It is possible that conflicts of interest may arise in connection with a portfolio managers’ management of the Fund’s investments, on the one hand and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. These conflicts may be exacerbated to the

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extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation from their management of accounts other than the Fund.

Other potential conflicts may arise from specific portfolio manager compensation arrangements, and conflicts relating to the selection of brokers or dealers to execute portfolio trades on behalf of the Fund and/or specific uses of commissions from Fund portfolio trades.

Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. To the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation

Voya pays PanAgora a fee based on the assets under management of the Fund as set forth in an investment sub-advisory agreement between PanAgora and Voya. PanAgora pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Fund. The following information relates to the period ended October 31, 2016.

All investment professionals receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses. All employees of the firm are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. Portfolio managers have specific goals regarding the investment performance of the accounts they manage and not revenue associated with these accounts, which may include investment performance as measured against the performance of the relevant benchmark, and each portfolio manager’s role in raising or retaining assets.

Senior employees of the company can own up to 20% of PanAgora through restricted stocks and options under the provisions of the PanAgora Employees Ownership Plan. To ensure the retention benefit of the plan, the ownership is subject to a vesting schedule. The ownership is primarily shared by members of the senior management team as well as senior investment and research professionals.

Ownership of Securities

The following table shows the dollar range of equity securities of the Fund beneficially owned by each portfolio manager as of October 31, 2016, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Fund Shares Owned
Jamie Lee	None
Oleg Nusinzon	None

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Voya IM

Other Accounts Managed

The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of October 31, 2016:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Steve Wetter	19	$14,985,076,412	2	$2,588,618	9	$1,735,671,591
Kai Yee Wong	15	$13,195,168,730	2	$2,588,618	1	$308,419,645

Potential Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to this Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts, or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintains its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably

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designed to limit and monitor short sales by the other accounts to avoid harm to the Fund.

Compensation

Compensation consists of: (i) fixed base salary; (ii) a bonus, which is based on Voya IM performance, one-, three-, and five year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a pre-defined set of Voya IM sub-advised funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.

The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three- and five-year periods; year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for all accounts managed by the team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance-, 5% net cash flow - and 5% revenue growth).

Voya IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares which vest ratably over a three-year period, Voya restricted stock and/or a notional investment in a predefined set of Voya IM sub-advised funds, each subject to a three-year cliff-vesting schedule.

If a portfolio managers’ base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock

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or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

For the Fund, Voya IM has defined the following index as the benchmark index for the investment team:

Fund	Portfolio Manager	Benchmark
Voya Multi-Manager International Factors Fund	Steve Wetter and Kai Yee Wong	MSCI EAFE® Index

Ownership of Securities

The following table shows the dollar range of equity securities of the Fund beneficially owned by each portfolio manager as of October 31, 2016, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Fund Shares Owned
Steve Wetter	None
Kai Yee Wong	None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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